EXHIBIT 10.i.f.

SUPPLEMENTAL INDENTURE

This Supplemental Indenture (this “Supplemental Indenture”), dated as of January 4, 2005, is by and among Mosaic Global Holdings Inc. (formerly known as IMC Global Inc.), a Delaware corporation (the “Company”), The Mosaic Company, a Delaware corporation (“Mosaic”), Mosaic Fertilizer, LLC, a Delaware limited liability company (“Mosaic Fertilizer”), Mosaic Crop Nutrition, LLC, a Delaware limited liability company (“Mosaic Crop Nutrition”), and The Bank of New York, a New York banking corporation, as trustee under the Original Indenture referred to below (the “Trustee”).

W I T N E S S E T H:

WHEREAS, the Company has heretofore executed and delivered to the Trustee an indenture dated as of August 1, 1998 (as amended and supplemented from time to time, the “Original Indenture”) providing for the issuance of senior debt securities of the Company in series;

WHEREAS, pursuant to the Original Indenture, the Company has issued heretofore $100,000,000 aggregate principal amount of 7.375% Debentures due 2018 (the “Existing Securities”), of which an aggregate principal amount of $90,000,000 are outstanding as of the date hereof;

WHEREAS, the Company has solicited consents from Holders of the Existing Securities to certain amendments (the “Amendments”) to the Original Indenture and the Existing Securities, which are set forth in this Supplemental Indenture;

WHEREAS, the Company has received the written consent to the Amendments from Holders of a majority of the principal amount outstanding of the Existing Securities;

WHEREAS, on the Operative Date (as defined below) (but not prior thereto), the Amendments shall become and remain operative;

WHEREAS, in connection with the Amendments, on the Operative Date, Mosaic, Mosaic Fertilizer and Mosaic Crop Nutrition will fully and unconditionally guarantee all of the Company’s obligations under the Existing Securities and the Original Indenture on the terms and conditions set forth herein; and

WHEREAS, pursuant to Section 9.6 of the Original Indenture, the Trustee is authorized to execute and deliver this Supplemental Indenture.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto mutually covenant and agree for the equal and ratable benefit of the Holders of the Existing Securities as follows:

Article I

DEFINITIONS

Section 1.1. Definitions.

The Original Indenture together with this Supplemental Indenture are hereinafter sometimes collectively referred to as the “Indenture.” For the avoidance of doubt, references to any “Section” of the “Indenture” refer to such Section of the Original Indenture as supplemented and amended by this Supplemental Indenture. All capitalized terms which are used herein and not otherwise defined herein are defined in the Original Indenture and are used herein with the same meanings as in the Original Indenture. If a capitalized term is defined in the Original Indenture and this Supplemental Indenture, the definition in this Supplemental Indenture shall apply to the Indenture and the Existing Securities.

Section 1.1 of the Original Indenture shall be amended to insert alphabetically therein the following defined terms:

“Affiliate Guarantor” shall have the meaning given to such term in the High-Yield Indentures.

“Capital Stock” shall mean (i) with respect to any Person that is a corporation, any and all shares, interests, participations or other equivalents (however designated and whether or not voting) of corporate stock, including each class of common stock and preferred stock of such person, and (ii) with respect to any Person that is not a corporation, any and all partnership, membership or other equity interests of such Person.

“Guarantor” shall mean (i) each of Mosaic, Mosaic Fertilizer and Mosaic Crop Nutrition and (ii) each other Person that issues a Note Guarantee under Article XIV, in each case, so long as the Note Guarantee of such Person is in full force and effect.

“High-Yield Indentures” shall mean, collectively, (i) the Indenture, dated as of August 1, 2003, among the Company, the Guarantors named therein and BNY Midwest Trust Company, as trustee, with respect to the Company’s 10.875% Senior Notes due 2013 (the “2013 Indenture”), (ii) the Indenture, dated as of May 17, 2001, among the Company, the Guarantors named therein and The Bank of New York, as trustee, with respect to the Company’s 10.875% Senior Notes due 2008 (the “2008 Indenture”) and (iii) the Indenture, dated as of May 17, 2001, among the Company, the Guarantors named therein and The Bank of New York, as trustee, with respect to the Company’s 11.250% Senior Notes due 2011 (the “2011 Indenture”), in each case as amended, restated or supplemented from time to time.

“High-Yield Notes” shall mean, collectively, (i) the 11.250% Senior Notes due 2011 of the Company issued under the 2011 Indenture, (ii) the 10.875%

Senior Notes due 2008 of the Company issued under the 2008 Indenture and (iii) the 10.875% Senior Notes due 2013 of the Company issued under the 2013 Indenture.

“Mosaic” shall mean The Mosaic Company, a Delaware corporation, and any successor thereto.

“Mosaic Crop Nutrition” shall mean Mosaic Crop Nutrition, LLC, a limited liability company organized under the laws of Delaware, and any successor thereto.

“Mosaic Fertilizer” shall mean Mosaic Fertilizer, LLC, a limited liability company organized under the laws of Delaware, and any successor thereto.

“Note Guarantee” shall mean a guarantee of the Existing Securities issued by a Guarantor under Article XIV.

“Operative Date” shall mean the date the amendments set forth in the Supplemental Indenture dated as of January 4, 2005 to this Indenture become operative.

“Phosphates Business” shall mean the PhosFeed business segment as such term is used within the meaning of the Company’s consolidated financial statements for the year ended December 31, 2003.

“Phosphates Combination Transaction” shall mean any one or more transactions or series of related transactions involving (i) the sale, lease, conveyance, contribution and/or other transfer (a “contribution”) of assets or Capital Stock comprising all or any portion of the Phosphates Business to an entity formed or to be formed (such entity, the “Phosphates Holding Company” and, together with its Subsidiaries, the “Phosphates Entities”) by the Company or a Subsidiary thereof and/or Mosaic or a Subsidiary thereof and/or (ii) the merger or consolidation of a Subsidiary of the Company comprising all or any portion of the Phosphates Business with or into any Phosphates Entity, provided that:

(a) the Company and its Subsidiaries, taken as a whole, shall receive consideration at the time of such contribution, merger or consolidation equal to not less than the fair market value of the assets or Capital Stock so contributed or the fair market value of the assets of the Subsidiary of the Company so merged or consolidated, as the case may be, as reasonably determined in good faith by the Board of Directors of the Company; and

(b) the Company and its Subsidiaries, taken as a whole, shall at all times have voting and dividend participation and other equivalent rights in the Phosphates Entities (and its other investments therein shall be) equivalent in all respects (as reasonably determined in good faith by the Board of Directors of the Company) to the voting and dividend participation and other equivalent rights and other investments therein of

Mosaic and its Subsidiaries (other than the Company and its Subsidiaries) (or any successor to Mosaic’s and its Subsidiaries’ interest in the Phosphates Entities), after taking into account the pro rata portion of assets of the Phosphates Entities contributed by the Company and its Subsidiaries, on the one hand, and Mosaic and its Subsidiaries (other than the Company and its Subsidiaries), on the other.

“Phosphates Entities” shall have the meaning set forth in the definition of “Phosphates Combination Transaction.”

“Phosphates Holding Company” shall have the meaning set forth in the definition of “Phosphates Combination Transaction.”

“Registered Existing Security” shall mean any Existing Debt Security registered on the books of the registrar kept for that purpose in accordance with the terms of this Indenture.

“2008 Indenture” shall have the meaning set forth in the definition of “High-Yield Indentures.”

“2011 Indenture” shall have the meaning set forth in the definition of “High-Yield Indentures.”

“2013 Indenture” shall have the meaning set forth in the definition of “High-Yield Indentures.”

Article II

COVENANTS

For purposes of the Existing Securities, Section 4.4 of the Original Indenture shall be amended and restated in its entirety as follows:

“Section 4.4 Commission Reports; Reports to Trustee; Reports to Holders.

Subject to the last paragraph of this Section 4.4, so long as any Existing Securities remain outstanding, the Company will:

(a) file with the Trustee, within 15 days after Mosaic is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports which Mosaic may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Exchange Act (or copies of such portions thereof as may be prescribed by the Commission by rules and regulations); or, if Mosaic is not required to file with the Commission information, documents or reports pursuant to either Section 13 or Section 15(d) of the Exchange Act, then the Company will file with the Trustee and mail to the

Holders of the Existing Securities, as the names and addresses of such Holders appear upon the register of Securities, (i) annual reports containing the information relating to Mosaic required by the Exchange Act to be contained in an Annual Report on Form 10-K, (ii) quarterly reports containing the information relating to Mosaic required by the Exchange Act to be contained in a Quarterly Report on Form 10-Q and (iii) promptly after the occurrence of an event required to be therein reported, such other reports containing information relating to Mosaic required by the Exchange Act to be contained in a Current Report on Form 8-K;

(b) file with the Trustee and the Commission, in accordance with the rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants provided for in this Indenture as may be required by such rules and regulations, including, in the case of annual reports, if required by such rules and regulations, certificates or opinions of independent public accountants, conforming to the requirements of Sections 13.4 and 13.5, as to compliance with conditions or covenants, compliance with which is subject to verification by accountants; and

(c) mail to the Holders of the Registered Existing Securities, as the names and addresses of such Holders appear upon the register of Securities, in the manner and to the extent provided in Section 7.6, such additional summaries of any information, documents and reports required to be filed with the Trustee pursuant to the provisions of paragraphs (a) and (b) of this Section 4.4 as may be required to be provided to such Holders by the rules and regulations of the Commission under the provisions of the TIA.

Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee’s receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company’s compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers’ Certificates).

After such time as Mosaic is released from its Note Guarantee pursuant to Section 14.5 of this Indenture as a result of its being released as an Affiliate Guarantor of the High-Yield Notes pursuant to Section 10.05(v) of the High-Yield Indentures in connection with a change of control of the Company, the information, documents and reports to be furnished and filed pursuant to this Section 4.4 shall be information, documents and reports with respect to the Company and there shall be no requirement to furnish or file any such information, documents and reports with respect to Mosaic.”

Article III

SUCCESSORS

For purposes of the Existing Securities, Section 5.1 of the Original Indenture shall be amended by adding the following paragraph to the end of such Section:

“Notwithstanding the foregoing, for purposes of this Section 5.1, any sale, lease, conveyance or other disposition of all or any portion of the assets or Capital Stock comprising the Phosphates Business pursuant to a Phosphates Combination Transaction shall not be deemed to be a sale, lease, conveyance or other disposition of all or substantially all of the assets of the Company.”

Article IV

GUARANTEE OF EXISTING SECURITIES

For purposes of the Existing Securities, the Original Indenture shall be amended to include the following Article XIV:

“ARTICLE XIV

GUARANTEE OF EXISTING SECURITIES

Section 14.1 Note Guarantee.

Subject to the provisions of this Article XIV, the Guarantors, by execution of this Indenture, jointly and severally, guarantee to each Holder of the Existing Securities (i) the due and punctual payment of the principal of and interest on each Existing Security, when and as the same shall become due and payable, whether at maturity, by acceleration or otherwise, the due and punctual payment of interest on the overdue principal of and interest on the Existing Securities, to the extent lawful, and the due and punctual payment of all other obligations and due and punctual performance of all obligations of the Company to the Holders of the Existing Securities or the Trustee all in accordance with the terms of such Existing Security and this Indenture, and (ii) in the case of any extension of time of payment or renewal of any Existing Securities or any of such other obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, at stated maturity, by acceleration or otherwise. Each Guarantor, by execution of this Indenture, agrees that its obligations hereunder shall be absolute and unconditional, irrespective of, and shall be unaffected by, any invalidity, irregularity or unenforceability of any such Existing Security or this Indenture, any failure to enforce the provisions of any such Existing Security or this Indenture, any waiver, modification or indulgence granted to the Company with respect thereto by the Holder of such Existing Security, or any other circumstances which may otherwise constitute a legal or equitable discharge of a surety or such Guarantor.

Each Guarantor hereby waives diligence, presentment, demand for payment, filing of claims with a court in the event of merger or bankruptcy of the Company, any right to require a proceeding first against the Company, protest or notice with respect to any such Existing Security or the Indebtedness evidenced thereby and all demands whatsoever, and covenants that this Note Guarantee will not be discharged as to any such Existing Security except by payment in full of the principal thereof and interest thereon. Each Guarantor hereby agrees that, as between such Guarantor, on the one hand, and the Holders of the Existing Securities and the Trustee, on the other hand, (i) the maturity of the obligations guaranteed hereby may be accelerated as provided in Article VI hereof for the purposes of this Note Guarantee, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the obligations guaranteed hereby, and (ii) in the event of any declaration of acceleration of such obligations as provided in Article VI hereof, such obligations (whether or not due and payable) shall forthwith become due and payable by each Guarantor for the purpose of this Note Guarantee.

The Guarantors shall have the right to seek contribution from any non-paying Guarantor so long as the exercise of such right does not impair the rights of any Holder of the Existing Securities under the Note Guarantees.

If an officer of a Guarantor whose signature is on this Indenture or any supplemental indenture entered into in accordance with Section 14.4 no longer holds that office at any time following the execution thereof, such Guarantor’s Note Guarantee shall be valid nevertheless.

Section 14.2 Execution and Delivery of Note Guarantee.

To further evidence the Note Guarantee set forth in Section 14.1, each Guarantor hereby agrees that a notation of such Note Guarantee, substantially in the form included in Exhibit B hereto, shall be endorsed on each Existing Security authenticated and delivered by the Trustee and such Note Guarantee shall be executed by either manual or facsimile signature of an officer or an officer of a general partner, as the case may be, of each Guarantor. The validity and enforceability of any Note Guarantee shall not be affected by the fact that it is not affixed to any particular Existing Security.

Each of the Guarantors hereby agrees that its Note Guarantee set forth in Section 14.1 shall remain in full force and effect notwithstanding any failure to endorse on each Existing Security a notation of such Note Guarantee.

If an officer of a Guarantor whose signature is on a Note Guarantee no longer holds that office at the time the Trustee authenticates the Existing Security on which such Note Guarantee is endorsed or at any time thereafter, such Guarantor’s Note Guarantee of such Existing Security shall be valid nevertheless.

The delivery of any Existing Security by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of any Note Guarantee set forth in this Indenture on behalf of the Guarantor.

Section 14.3 Limitation of Note Guarantee.

The obligations of each Guarantor are limited to the maximum amount as will, after giving effect to all other contingent and fixed liabilities of such Guarantor and after giving effect to any collections from or payments made by or on behalf of any other Guarantor in respect of the obligations of such other Guarantor under its Note Guarantee or pursuant to its contribution obligations under this Indenture, result in the obligations of such Guarantor under its Note Guarantee not constituting a fraudulent conveyance or fraudulent transfer under federal or state law.

Section 14.4 Additional Guarantors.

The Company covenants and agrees that it shall cause any Person who becomes an Affiliate Guarantor of any of the High-Yield Notes pursuant to the terms of the High-Yield Indentures to become a Guarantor of the Existing Securities by executing a supplemental indenture to this Indenture and delivering any other documentation requested by the Trustee, in each case, satisfactory in form and substance to the Trustee, pursuant to which such Person guarantees, jointly and severally with all other Guarantors, all of the Company’s obligations under the Existing Securities and this Indenture in accordance with this Article XIV, with the same effect and to the same extent as if such Person had been named herein as a Guarantor. The Company shall deliver to the Trustee an Opinion of Counsel that such supplemental indenture has been duly authorized, executed and delivered by such Person and, subject to customary exceptions, constitutes a valid and legally binding and enforceable obligation of such Person.

Section 14.5 Release of Guarantors.

The Note Guarantee of any Guarantor will be automatically and unconditionally released and discharged when such Guarantor’s guarantee of the High-Yield Notes is released and discharged in accordance with the terms of each of the High-Yield Indentures (except to the extent such guarantee of such High-Yield Notes is released and discharged as a result of payment in full of such High-Yield Notes or pursuant to a “Legal Defeasance” under the High-Yield Indentures, in which case such Note Guarantee of such Guarantor shall not be released and discharged). In each such case, the Company shall deliver to the Trustee an Officers’ Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to such release have been complied with and that such release is authorized and permitted hereunder.

The Trustee shall execute any documents reasonably requested by the Company or a Guarantor in order to evidence the release of such Guarantor from its obligations under its Note Guarantee under this Article XIV.

Section 14.6 Waiver of Subrogation.

Each Guarantor hereby irrevocably waives any claim or other rights which it may now or hereafter acquire against the Company that arise from the existence, payment, performance or enforcement of such Guarantor’s obligations under its Note Guarantee and this Indenture, including, without limitation, any right of subrogation, reimbursement, exoneration, indemnification, and any right to participate in any claim or remedy of any Holder of Existing Securities against the Company, whether or not such claim, remedy or right arises in equity, or under contract, statute or common law, including, without limitation, the right to take or receive from the Company, directly or indirectly, in cash or other property or by set-off or in any other manner, payment on account of such claim or other rights. If any amount shall be paid to any Guarantor in violation of the preceding sentence and the Existing Securities shall not have been paid in full, such amount shall have been deemed to have been paid to such Guarantor for the benefit of, and held in trust for the benefit of, the Holders of the Existing Securities, and shall forthwith be paid to the Trustee for the benefit of such Holders to be credited and applied upon the Existing Securities, whether matured or unmatured, in accordance with the terms of this Indenture. Each Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by this Indenture and that the waiver set forth in this Section 14.6 is knowingly made in contemplation of such benefits.

Section 14.7 Notice to Trustee.

The Company or any Guarantor shall give prompt written notice to the Trustee of any fact known to the Company or any such Guarantor which would prohibit the making of any payment to or by the Trustee at the Corporate Trust Office of the Trustee in respect of the Note Guarantees. Notwithstanding the provisions of this Article XIV or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee in respect of the Note Guarantees, unless and until the Trustee shall have received written notice thereof from the Company no later than one Business Day prior to such payment; and, prior to the receipt of any such written notice, the Trustee, subject to the provisions of this Section 14.7, and subject to the provisions of Sections 7.1 and 7.2 hereof, shall be entitled in all respects to assume that no such facts exist; provided, however, that if the Trustee shall not have received the notice referred to in this Section 14.7 at least one Business Day prior to the date upon which by the terms hereof any such payment may become payable for any purpose under this Indenture (including, without limitation, the payment of the principal of, premium, if any, or interest on any Existing Security), then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such money and to apply the same to the purpose for which such money was received and shall not be affected by any notice to the contrary which may be received by it less than one Business Day prior to such date.”

Article V

NOTATION ON EXISTING SECURITIES

Pursuant to Section 9.5 of the Original Indenture, the Trustee is authorized and instructed to make the following notation on the Existing Securities on the Operative Date:

“The Debentures will be entitled to the benefits of certain Note Guarantees made for the benefit of the Holders thereof. Reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and obligations thereunder of the Guarantors, the Trustee and the Holders of the Debentures.”

Article VI

MISCELLANEOUS

Section 6.1. Effect of Supplemental Indenture; Effectiveness and Operation.

(a) This Supplemental Indenture shall be effective upon execution hereof by the Issuer, Mosaic, Mosaic Fertilizer, Mosaic Crop Nutrition and the Trustee, but the Amendments to the Original Indenture as set forth in this Supplemental Indenture and the Note Guarantees of Mosaic, Mosaic Fertilizer and Mosaic Crop Nutrition shall not become operative until the Officers’ Certificate set forth in Exhibit A hereto has been executed and delivered to the Trustee.

(b) This Supplemental Indenture is a supplemental indenture within the meaning of Section 9.2 of the Original Indenture, and the Original Indenture shall be read together with this Supplemental Indenture and shall have the same effect over the Existing Securities, in the same manner as if the provisions of the Original Indenture and this Supplemental Indenture were contained in the same instrument.

(c) In all other respects, the Original Indenture is confirmed by the parties hereto as supplemented by the terms of this Supplemental Indenture.

(d) Subject to 6.2 of this Supplemental Indenture, in the event that there is a conflict or inconsistency between the Original Indenture and this Supplemental Indenture, the provisions of this Supplemental Indenture shall control.

Section 6.2. Trust Indenture Act Controls.

If any provision of this Supplemental Indenture limits, qualifies or conflicts with another provision which is required to be included in this Supplemental Indenture by the TIA, the required provision shall control. If any provision of this Supplemental Indenture modifies any TIA provision that may be so modified, such TIA provision shall be deemed to apply to this Supplemental Indenture as so modified. If any provision of this Supplemental Indenture excludes any TIA provision that may be so excluded, such TIA provision shall be excluded from this Supplemental Indenture.

Section 6.3. Application of Amendments.

The amendments to the Original Indenture set forth in this Supplemental Indenture shall apply only to the Existing Securities except to the extent specifically made applicable to any other series of Securities by a Board Resolution or in a supplemental indenture establishing such series of Securities as provided for in Section 2.1 of the Original Indenture.

Section 6.4. Agreement to Guarantee.

Each of Mosaic, Mosaic Fertilizer and Mosaic Crop Nutrition hereby agree as of the Operative Date to become subject to the terms of the Indenture as a Guarantor and shall be bound as of the Operative Date by the terms of the Indenture as they relate to their respective Note Guarantee. To further evidence such Note Guarantees, each of Mosaic, Mosaic Fertilizer, and Mosaic Crop Nutrition shall execute and deliver to the Trustee in accordance with Section 14.2 of the Original Indenture (as supplemented by this Supplemental Indenture) a notation of such Note Guarantee, substantially in the form included as Exhibit B to this Supplemental Indenture.

Section 6.5. No Recourse Against Others.

No past, present or future director, officer, employee, incorporator, stockholder or agent of any Guarantor, as such, shall have any liability for any obligations of the Company or any Guarantor, or their respective successors, under the Existing Securities, any Note Guarantees, the Indenture or this Supplemental Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Upon execution of this Supplemental Indenture, each Holder of the Existing Securities waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Note Guarantees.

Section 6.6. GOVERNING LAW.

THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

Section 6.7. Counterparts.

The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

Section 6.8. Successors.

All agreements of the Company and the Guarantors in this Supplemental Indenture shall bind their respective successors. All agreements of the Trustee in this Supplemental Indenture shall bind its successors.

Section 6.9. Severability.

In case any provision in this Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 6.10. Effect of Headings.

The headings of the Articles and Sections of this Supplemental Indenture have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.

Section 6.11. Trustee.

The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by the Company and the Guarantors.

*****

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the date first above written.

MOSAIC GLOBAL HOLDINGS INC.

By:	/s/ Richard L. Mack
Name: Richard L. Mack
Title: Vice President and Secretary

THE MOSAIC COMPANY, as Guarantor

By:	/s/ Richard L. Mack
Name: Richard L. Mack
Title: Senior Vice President, General Counsel and Corporate Secretary

MOSAIC FERTILIZER, LLC, as Guarantor

By:	/s/ Richard L. Mack
Name: Richard L. Mack
Title: Vice President

MOSAIC CROP NUTRITION, LLC, as Guarantor

By:	/s/ Richard L. Mack
Name: Richard L. Mack
Title: Vice President

THE BANK OF NEW YORK, as Trustee

By:	/s/ Remo J. Reale
Name: Remo J. Reale
Title: Vice President

EXHIBIT A

OFFICERS’ CERTIFICATE

Reference is made to that certain Supplemental Indenture (the “Supplemental Indenture”) dated as of                     ,              among Mosaic Global Holdings Inc. (formerly known as IMC Global Inc.) (the “Company”), The Mosaic Company, Mosaic Fertilizer, LLC, Mosaic Crop Nutrition, LLC and The Bank of New York, as Trustee, to the Indenture (such Indenture, as supplemented or amended from time to time, the “Indenture”) dated as of August 1, 1998 between the Company and The Bank of New York, as Trustee, relating to the Company’s 7.375% Debentures due 2018. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Indenture.

The undersigned, [            ], the [            ] of the Company, and [            ], the [            ] of the Company, hereby certify that the Operative Date has occurred as of the date hereof.

IN WITNESS WHEREOF, we have hereunto signed our names on this [            ] day of                     ,             .

By:
Name:
Title:

By:
Name:
Title:

A-1

EXHIBIT B

GUARANTEES

Each of the undersigned (each a “Guarantor” and collectively, if more than one, the “Guarantors”) hereby jointly and severally unconditionally guarantees, to the extent set forth in the Indenture dated as of August 1, 1998, by and between Mosaic Global Holdings Inc. (formerly known as IMC Global Inc.), as Issuer, and The Bank of New York, as Trustee, (as amended, restated or supplemented from time to time, the “Indenture”), insofar as the Indenture relates to the Issuer’s 7.375% Debentures due 2018 (the “Securities”) and subject to the provisions of the Indenture, (a) the due and punctual payment of the principal of, and premium, if any, and interest on the Securities, when and as the same shall become due and payable, whether at maturity, by acceleration or otherwise, the due and punctual payment of interest on overdue principal of, and premium and, to the extent permitted by law, interest, and the due and punctual performance of all other obligations of the Issuer to the Holders of the Securities or the Trustee, all in accordance with the terms set forth in Article XIV of the Indenture, and (b) in case of any extension of time of payment or renewal of the Securities or any of such other obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise.

The obligations of each Guarantor to the Holders of the Securities and to the Trustee pursuant to this Guarantee and the Indenture are expressly set forth in Article XIV of the Indenture, and reference is hereby made to the Indenture for the precise terms and limitations of this Guarantee.

[Signatures on Following Pages]

B-1

IN WITNESS WHEREOF, each of the Guarantors has caused this Guarantee to be signed by a duly authorized officer.

[Guarantor]

By:
Name:
Title:

B-2